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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report January 3, 2001
                                 ---------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       1-3950                                            38-0549190
       -------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                    48126
----------------------------------------                 ---------
(Address of principal executive offices)                 (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------






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Item 5.  Other Events.

         Our news release dated January 3, 2001 concerning U.S. retail sales of Ford vehicles in December 2000, filed as Exhibit 20 to this report, is incorporated by reference herein. Ford's North American Production and Overseas Sales schedule dated January 3, 2001, filed as Exhibit 99 to this report, is incorporated by reference herein.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                    EXHIBITS
                                    --------

Designation         Description                          Method of Filing
-----------         -----------                          ----------------

Exhibit 20          News Release dated
                    January 3, 2001                    Filed with this Report

Exhibit 99          North American Production and
                    Overseas Sales schedule dated
                    January 3, 2001                    Filed with this Report





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                                     FORD MOTOR COMPANY
                                                     ---------------------------
                                                     (Registrant)


Date:  January 3, 2001                               By: /s/Peter Sherry, Jr.
                                                        ------------------------
                                                        Peter Sherry, Jr.
                                                        Assistant Secretary



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                                  EXHIBIT INDEX



Designation                Description
-----------                -----------

Exhibit 20                 News Release dated January 3, 2001

Exhibit 99                 North American Production and
                           Overseas Sales schedule dated
                           January 3, 2001